Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents [abstract]
Cash and cash equivalents

Note 12	Cash and cash equivalents
Cash includes cash at bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term notes with a maximum maturity of three months that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates.

in € thousand	June 30, 2026	December 31, 2025
Cash at bank	121,526	109,650
CASH AND CASH EQUIVALENTS	121,526	109,650
As at June 30, 2026 and December 31, 2025, the Group had no restricted cash. In 2026, the increase in cash and cash equivalents was due to mainly to the capital increase of €37.0 million.